Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

The Positive Change Equity Fund

Class K (BPEKX)

Institutional Class (BPESX)

Supplement dated May 17, 2018 to the Prospectus and the Statement of Additional Information (“SAI”), each dated April 30, 2018

Effective on or about June 30, 2018, Tom Coutts will no longer be a Portfolio Manager for The Positive Change Equity Fund (the “Fund”). Therefore, all references to Tom Coutts as a Portfolio Manager for the Fund are removed from the Prospectus and SAI effective as of such date.